UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/21/2009

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

NutriSystem Inc., (the "Company") announced a voluntary recall of its NutriSystem-branded Peanut Butter Granola Bar 1.41 ounces or 40 grams packaged in flexible film, lot codes: TC08158A, TC08188A, TC09158A, TC09168A, TC09178A, TC11148A, TC11178A, because the product contains peanut butter which was manufactured by Peanut Corporation of America (PCA), which is the focus of an ongoing Salmonella investigation by the United States Food & Drug Administration (FDA). There have been no cases of illness or adverse effects reported by any NutriSystem customers, and no other products within the NutriSystem food portfolio, including those made with peanut butter, are affected by this recall.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

99.1            Press release issued by the Company, dated January 21, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: January 22, 2009	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by NutriSystem, Inc., dated January 21, 2009